Exhibit 99.1

Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to 2008 guidance, and as adjusted, estimated revenue, adjusted operating cash flow, free cash flow, net loss, as well as information regarding single room economics and HD room revenue opportunity, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, which can be particularly affected by international crisis, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming costs, availability, timeliness, and quality; technological developments by competitors; developmental costs, difficulties, and delays; relationships with clients and property owners; the availability of capital to finance growth, the impact of government regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. With respect to any acquisition, we are subject to risks that integration costs will exceed expectations, that synergies we anticipate will not be realized, or will take longer than anticipated to realize, that our management and management systems will encounter difficulties in dealing with a bigger, more diversified enterprise, and that the financial results we expect from the acquisition will not be realized. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 2

2007 - A Transformational Year February - StayOnline Acquisition April - On Command Acquisition July - The Hotel Networks Slide 3

Today: More than Just "Entertainment" World's Largest Provider of Media & Connectivity Services to Hospitality Businesses "Interactive Experiences" to More Than 1.9 Million Rooms at 10,000 Properties Top 10 MSO Equivalent with National Reach in US & Canadian Hotel Markets Connect, Inform, & Entertain over 500 Million Travelers Highly Interactive Audience - 98% of Guests Turn on Television - 35% "Go Interactive" - 31.5% "Log On" to the Internet* Powerful Guest "Touch Points" in High-Definition TV & Internet Phenomenal Platform * Source: 2007 Forrester Omnibus Survey Slide 4

Expanded Resources & Capabilities Broadest Array of Media & Connectivity Solutions High-Definition Television Solutions Broadband Solutions Professional Solutions Advertising Media Solutions Content Solutions The Largest Team Dedicated to the Industry 1,400 Total Team Members 450 Field Service Technicians, Nationwide 200 Call Center Professionals 80 Person Research & Product Development Engineering Team 70 Account Management Personnel Slide 5

Also: Licensees in 23 International Countries Slide 6

A Diversified Customer Base Others Hyatt Starwood InterCon Hilton Marriott 846 68 140 206 331 321 30.6 38.6 34.6 31.6 45.9 46.9 45 43.9 Focused By Brand . . . Diversified By Decision 1,500+ Ownership & Management Groups Marriott InterCon Hyatt Hilton Starwood Other Slide 7

Guest Entertainment TV Programming * Based on actual 2007 results exclusive of SG&A. Business Model - Digital Room Average Contract Length 6.5 Years Annual Revenue $ 300 Annual Cash Flow $ 124 Total Cash Flow Over Life $ 806 Average Capital Investment $ 358 Payback Period 2.9 Years Cash-on-Cash Return 34.6% New Room* Payback Period 2.9 Years Cash-on-Cash Return 34.6% Single Room Economics: Base Digital (Per Room Per Month) Slide 8

(in millions) Total Revenue Growth $275.8 $288.2 $485.6 Revenue increased by 68% in 2007 vs. 2006 Slide 9

Expanding Networks & Integrating Solutions Expanding Networks In Hospitality and Healthcare Three Networks: Interactive TV; Broadband Internet; Advertising Creating New Revenue with Expansion Harvesting Increasing Economies of Scale Integrating Solutions That Meet Customer Needs Multiple Solutions: HDTV; IP; Connectivity; Technical Services Diversifying Revenue with New Solutions Building New Competencies to Deliver Additional Solutions Growth Strategy Slide 10

Hospitality Drivers: High Definition Television Professional Solutions Broadband Internet Advertising Media Expanding Networks & Integrating Solutions Growth Strategy Slide 11

30% Higher Revenue HD Basic Cable - More Channels - Higher Percentage of Hotels HD Video On-Demand - Increased Guest Interest Professional Solutions Program Consultation Project Management Installation Services Rooms (in thousands) High Definition Television 110 1,865 As of 3/31/08 Hospitality Growth Driver Slide 12

Sell More to Hotels Help Desk Services - Recurring Revenue - $3 to $4 per room/month Equipment Sales - Hotel Purchased - 10% to 20% Margin Technical Service - Time & Materials - Maintenance Agreements 2007 Revenue = $20.7 Million - Equipment Sales = $10.8 Million - Help Desk = $9.9 Million Broadband Internet 222 1,865 Rooms (in thousands) As of 3/31/08 Hospitality Growth Driver Slide 13

Multiple Platforms - Satellite Channels - Interactive Channels Outstanding Demographic - Income, Profession Out of Home Increasing - Twice the Percentage Growth of Traditional Advertising 2007 Revenue = $8.5 Million Advertising Media 1,865 420 360 Rooms (in thousands) As of 3/31/08 Hospitality Growth Driver Slide 14

10 Major Cable Partners Full commercial rights 360,000 rooms All Nielsen Measured 8 Million Monthly Reach 22% Guest Share Satellite Channels Slide 15

Interactive Channels Sponsored Linear Content Sponsored Interactive Content Telescoping Ads Layered Branding Slide 16

Blue-Chip Advertisers Slide 17

Guest Entertainment TV Programming * Based on actual 2007 results exclusive of SG&A. Business Model - Digital Room Average Contract Length 6.5 Years Annual Revenue $ 300 Annual Cash Flow $ 124 Total Cash Flow Over Life $ 806 Average Capital Investment $ 358 Payback Period 2.9 Years Cash-on-Cash Return 34.6% New Room* Payback Period 2.9 Years Cash-on-Cash Return 34.6% Single Room Economics: Base Digital (Per Room Per Month) Slide 18

Guest Entertainment Guest Entertainment TV Programming Broadband Advertising TV Programming Revenue Expansion Opportunity Per Room Per Month Slide 19

Revenue Expansion Opportunity Per Room Per Month Guest Entertainment Broadband Advertising TV Programming Average Contract Length 6.5 Years Annual Revenue $ 440 Annual Cash Flow $ 165 Total Cash Flow Over Life $ 1,075 Renewal Capital Investment $ 310 Payback Period 1.9 Years Cash-on-Cash Return 53.6% Renewal Renewed Digital Room to Fully-Served HD Room Payback Period 1.9 Years Cash-on-Cash Return 53.2% Slide 20

System Sale / Software License One Million Beds in United States Low Penetration / Few Competitors Healthcare Business Opportunity Slide 21

First Quarter 2008 Update Total Per-Room Revenue Up 2.2% From Q1 2007 (pro-forma basis) Guest Entertainment Revenue Per Occupied Room Level Q/Q Increased Revenues From Hotel Services, Advertising and Other Sales Operating Costs Per Room Down 8% (pro-forma basis) - Additional Operating Synergies Coming in Q2 - Q4 New High Definition Television Capital Costs Down 10% Focused On Delivering Targeted Free Cash Flow Moderating Operating Costs and Capital Investment Plans Reaffirmed 2008 Guidance on 4/29/08 The Strategy is Working Slide 22

2008 2008 Adjusted** Revenue $ 570.0 - $585.0 Adjusted Operating Cash Flow $ 150.0 - $160.0 Net Loss $ (28.0) - $(18.0) $ (14.0) - $ (4.0) Net Loss Per Share $ (1.24) - $(0.80) $ (0.62) - $ (0.18) Free Cash Flow $ 17.0 - $ 27.0 $ 5.0 - $ 35.0 Free Cash Flow Per Share $ 1.11- $ 1.55 2008 Financial Guidance* (in millions except per share) * *Adjusted guidance excludes integration and restructuring expenses and amortization of purchased intangibles. *Guidance reaffirmed on 4/29/08 Slide 23

(c) 2008 LodgeNet Entertainment Corporation. All rights reserved. Slide 24

Reconciliation of Operating Income to Adjusted Operating Cash Flow Slide 25

Reconciliation of Adjusted Free Cash Flow Slide 26